Exhibit 99.1
EXECUTION VERSION
SETTLEMENT AGREEMENT AND MUTUAL RELEASE
     This SETTLEMENT AGREEMENT AND MUTUAL RELEASE (“Settlement Agreement”) is entered into among American Communications Network, Inc., a Michigan corporation (“ACN”), Peter Weigand, an individual (“Weigand”), on the one hand, and Commerce Energy Group, Inc., a Delaware corporation, and Commerce Energy, Inc. (formerly known as Commonwealth Energy Corp.), a California corporation (together, “Commerce” and, collectively with ACN and Weigand, the “Parties”), on the other hand. Capitalized terms used but not defined herein have the meanings set forth in the Sales Agency Agreement among Commerce and ACN dated February 9, 2005 (the “Sales Agency Agreement”).
RECITALS
     WHEREAS, Commerce initiated an arbitration against ACN entitled Commonwealth Energy Corp. v. American Communications Network, Inc. (American Arbitration Association Case No. 13 198 Y 00688 06) (“Commerce Arbitration”);
     WHEREAS, ACN initiated an arbitration against Commerce entitled American Communications Network, Inc. v. Commonwealth Energy Corp. (American Arbitration Association Case No. 13 198 Y 00710 06) (“ACN Arbitration”);
     WHEREAS, the Commerce Arbitration and the ACN Arbitration were consolidated into a single arbitration proceeding (American Arbitration Association Case No. 13 198 Y 00688 06) (the “Action”);
     WHEREAS, ACN and Commerce wish to resolve their differences and settle the Action and any other disputes between them;
     WHEREAS, Weigand and Commerce entered into that certain Settlement Agreement and General Release dated November 17, 2005 (the “Weigand Settlement Agreement”); and
     WHEREAS, Weigand and Commerce wish to resolve certain disputes between them related to the Weigand Settlement Agreement and any other disputes between them;
     THEREFORE, in consideration of the execution of this Settlement Agreement, the releases and promises made herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each Party, it is hereby agreed as follows:
TERMS AND CONDITIONS OF SETTLEMENT
1. Settlement of Disputed Claims
     Commerce and ACN agree that the Action, and any and all claims arising out of any acts or omissions to which the Action relates, whether asserted or not, are fully and finally settled as provided below. By this Settlement Agreement, Commerce does not admit any wrongdoing or liability, and this Settlement Agreement shall not be construed to be an admission of wrongdoing or liability by Commerce.
2. Monetary Payment
     In consideration for the dismissal of the Action, and the releases and covenants herein, Commerce is paying ACN a total of $3,900,000 in cash on the date hereof by wire transfer in immediately available funds to an account designated by ACN in writing.
3. No Surviving Rights Under Certain Prior Agreements
     All prior agreements, both written and oral, among Commerce and ACN, including the Sales Agency Agreement, are hereby terminated and are of no further force or effect hereafter, and the rights provided for in this Settlement Agreement shall be in lieu of any rights or obligations provided under or arising out of any such prior agreements; provided, however, that, if there is any conflict between this section and Section 5, the terms of Section 5 govern.
4. Dismissal of the Action
     Simultaneously with the execution of this Settlement Agreement, Commerce and ACN are executing and filing with the American Arbitration Association a Stipulation to Dismiss All Claims With Prejudice (“Stipulation to Dismiss”), seeking dismissal of the Action. The Stipulation to Dismiss includes a request that the arbitration panel presiding over the Action vacate its interim award of May 10, 2007.
5. Mutual Releases
     a. ACN’s Release. Except as otherwise expressly provided in this Settlement Agreement and except for claims that bear no relationship to any matter related to Commerce, its subsidiaries and their respective employees in their capacity as such, ACN, on behalf of itself and its predecessors, successors, assigns, partners and subsidiaries and their respective directors, officers, agents, consultants, attorneys, insurers, employees and other affiliated persons or entities (collectively, its “Related Parties”), hereby fully, finally, and forever relieves, releases and discharges Commerce and each of its predecessors, successors, assigns, partners and subsidiaries and their respective directors, officers, agents, consultants, attorneys, insurers, employees and other affiliated persons or entities (collectively, its “Related Parties”) from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including attorneys’ fees), damages, actions and causes of actions of any kind or nature, whether known or unknown (collectively, “Claims”), that ACN, has had, or may have against Commerce or any of its Related Parties based upon any events, actions or omissions from the beginning of time through and including the date hereof.
     b. Weigand’s Release. Except as otherwise expressly provided in this Settlement Agreement and except for claims that bear no relationship to any matter related to Commerce, its subsidiaries and their respective employees in their capacity as such, Weigand, on behalf of himself and his successors and assigns (collectively, his “Related Parties”), hereby fully, finally and forever relieves, releases and discharges Commerce and each of its Related Parties, from any and all Claims that Weigand, has had, or may have against Commerce and its Related Parties based upon any events, actions or omissions from the beginning of time through and including the date hereof; provided, however, that nothing herein shall affect Weigand’s rights and obligations under the Weigand Settlement Agreement with respect to events, actions or omissions following the date hereof.
     c. Commerce’s Release. Except as otherwise expressly provided in this Settlement Agreement and except for claims that bear no relationship to any matter related to ACN, its subsidiaries and their respective employees in their capacity as such, Commerce, on behalf of itself and its Related Parties, hereby fully, finally and forever relieves, releases and discharges ACN and each of its Related Parties, from any and all Claims that Commerce, has had, or may have against ACN and its Related Parties based upon any events, actions or omissions from the beginning of time through and including the date hereof. In addition, except as otherwise expressly provided in this Settlement Agreement, Commerce, on behalf of itself and its Related Parties, hereby fully, finally and forever relieves, releases and discharges Weigand and his successors and assigns from any and all Claims that Commerce, has had, or may have against Weigand based upon any events, actions or omissions from the beginning of time through and including the date hereof; provided, however, that nothing herein shall affect Commerce’s rights and obligations under the Weigand Settlement Agreement with respect to events, actions or omissions following the date hereof.
     d. Acknowledgment. Each Party understands that the facts with respect to which this Settlement Agreement is entered into may be materially different from those the Parties now believe to be true. Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each Party accepts and assumes this risk and agrees that this Settlement

Agreement and the releases in it will remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.
6. No Filings
     No Party shall (a) file or initiate any lawsuits, arbitrations, claims, charges or complaints against any other Party or his or its Related Parties with any local, state or federal agency, court or arbitral body based upon events prior to the date of this Settlement Agreement which are subject to the releases set forth in Section 5; or (b) induce, encourage, solicit or assist any other person or entity to file or pursue any lawsuits, arbitrations, claims, charges or complaints of any kind against any other Party or his or its Related Parties with any local, state or federal agency, court or arbitral body based upon events prior to the date of this Settlement Agreement which are subject to the releases set forth in Section 5 or voluntarily appear or invite a subpoena to testify in any such legal proceeding. It will not in and of itself be a breach of this section for any Party to testify truthfully in any judicial proceeding, provided that any Party who is, or whose Related Party is, subpoenaed to provide documents or appear in any such proceeding shall (a) give adequate notice to the other Parties so as to give the applicable non-subpoenaed Parties an opportunity to request, at their expense, that the subpoenaed Party move to quash, limit or otherwise oppose the subpoena and (b) use commercially reasonable efforts to cooperate with any such request. Notwithstanding anything herein to the contrary, nothing in this Settlement Agreement shall affect Commerce’s or Weigand’s respective rights and obligations under the Weigand Settlement Agreement with respect to events, actions or omissions following the date hereof.
7. Waiver of Civil Code Section 1542.
     a. The Parties understand and agree that their respective releases provided herein extend to all Claims released above, whether known or unknown, suspected or unsuspected. Each of the Parties expressly waives and relinquishes any and all rights he or it may have under California Civil Code Section 1542, which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
     b. Each of the Parties expressly waives and releases any rights and benefits which such Party has or may have under any similar law or rule of any other jurisdiction. It is the intention of each Party through this Settlement Agreement to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given will be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.
8. Representations and Warranties
     Each Party hereby represents and warrants to each other Party as follows:
     a. such Party has the authority to enter into this Settlement Agreement;
     b. if such Party is an entity, such Party’s Board of Directors (or equivalent managerial body) has reviewed this Settlement Agreement and authorized the undersigned signatory of such Party to execute and deliver this Settlement Agreement on behalf of such Party, and such Party’s Board of Directors (or equivalent managerial body) has expressly authorized such Party to perform all of its obligations set forth herein;

     c. assuming due authorization, execution and delivery by the other Parties, this Settlement Agreement constitutes a valid and binding agreement of such Party, enforceable against such Party in accordance with its terms;
     d. neither this Settlement Agreement nor the transactions contemplated hereby will result in a violation of any agreement to which such Party is a party or by which such Party is otherwise bound;
     e. except as expressly stated in this Settlement Agreement, none of the Parties has made any statement or representation to any other Party regarding any fact that is relied upon in entering into this Settlement Agreement;
     f. no Party has relied upon any statement, representation or promise of any other Party not contained herein in executing this Settlement Agreement or in making the settlement provided for herein;
     g. each Party is the sole and lawful owner of all rights, title and interest in and to every Claim and other matter which he or it purports to release herein and that no Party has heretofore assigned or transferred or purported to assign or transfer to any person or entity any right, title or interest in any of the matters released by any Party pursuant to Section 5;
     h. this Settlement Agreement has been carefully read by such Party and the contents hereof are known to and understood by such Party; and
     i. this Settlement Agreement is signed freely by such Party, after due consultation with its counsel.
9. Fees and Costs
     Each Party shall bear his or its own costs and legal and other fees incurred in or associated with the Action and in drafting, negotiating and entering into this Settlement Agreement. If any legal proceeding arising out of or relating to this Settlement Agreement is brought by any Party against any other Party, the prevailing Party will be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing Party may be entitled).
10. Severability
     If any term or other provision of this Settlement Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Settlement Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Settlement Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
11. Materiality
     All terms hereof shall be deemed material parts of this Settlement Agreement.
12. Construction
     The Parties have participated jointly in the negotiation and drafting of this Settlement Agreement. If an ambiguity or question of intent or interpretation arises, this Settlement Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Settlement Agreement. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Settlement Agreement. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean “including without limitation”, and use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. All references to a “Section” refer to the sections of this Settlement Agreement.
13. Governing Law; Waiver of Jury Trial
     This Settlement Agreement (and any disputes arising hereunder) shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles thereof and consents to jurisdiction in either the United States District Court for the Southern District of New York or New York State Supreme Court, County of New York for any claims arising out of or under this Settlement Agreement. Each Party waives, to the fullest extent he or it may legally and effectively do so, any objection he or it may have to venue in the aforementioned courts or any defense motion that such court is an inconvenient forum for any claim arising out of or under this Settlement Agreement. Each Party, after consulting with counsel, knowingly, voluntarily and intentionally waives any right he or it may have to a trial by jury in any litigation based upon or arising out of this Settlement Agreement or any related instrument or agreement, or any of the transactions contemplated hereby or thereby, or any course of conduct, dealing, statements (whether oral or written), or actions of any of them. No Party shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any Party except by a written instrument executed by all Parties.
14. Remedies
     Each Party acknowledges and agrees that any violation of Sections 2, 3, 4, 5, and 6 by such Party will result in irreparable harm to the other Parties, and, therefore, the other Parties shall, in addition to any other remedies, be entitled to immediate injunctive relief to enforce their respective rights hereunder. ACN further agrees that, if it breaches Section 6(a), then ACN will forfeit the payment made pursuant to Section 2, and Commerce will, without excluding other remedies available to it, be entitled to an award equal to $3,900,000. If either Commerce or ACN materially breaches Section 6(b) and the non-breaching Party actually suffers or incurs any liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments or penalties (including attorneys’ and consultants’ fees and expenses) as a result of any lawsuit, arbitration, claim, charge or complaint induced, encouraged, solicited or assisted in by the breaching Party, including amounts paid in settlement thereof (collectively, “Losses”), then the non-breaching Party shall be entitled to an award from the breaching Party in an amount equal to three times the amount of such Losses. The Parties acknowledge and agree that the amounts payable pursuant to the foregoing two sentences (a) constitute reasonable estimates on the date hereof of the likely damages the non-breaching Party will suffer if the other Party breaches Section 6 and (b) are not penalties. Each Party who or which becomes aware of a breach of Section 6 will notify the other Parties of such breach promptly following discovery thereof. Thereafter, the breaching Party shall have an opportunity to cure such breach within 20 days of receipt of such notice, and, if such breach is fully cured within such timeframe and the non-breaching Party has not incurred, and cannot reasonably be expected to incur, any Losses on account of such breach (other than de minimis costs and expenses), then, notwithstanding anything herein to the contrary, the breaching Party shall not incur any liability under this Section 14. To the extent that Commerce or ACN becomes aware of any lawsuit, arbitration, claim, charge or complaint against any other Party or his or its Related Parties with any local, state or federal agency, court or arbitral body based upon events prior to the date of this Settlement Agreement that is brought or to be brought by any of its employees, consultants or agents, the Party with knowledge of such actual or potential legal proceeding shall promptly notify the Party against whom or which such legal proceeding has been or is to be brought and shall use commercially reasonable efforts to cooperate with such Party in defending such legal proceeding with the cost of such assistance being borne by the party incurring such costs. Each provision of this Settlement Agreement to be performed by a Party is both a covenant and condition and is a material consideration for the other Parties’ performance hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Settlement Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Settlement Agreement.
15. Counterparts
     This Settlement Agreement may be executed in any number of counterparts and/or by facsimile (if delivered in accordance with Section 19), each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.
16. Complete Agreement
     This Settlement Agreement constitutes a single, integrated contract expressing the entire agreement of the Parties hereto relative to the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any Party hereto, except as specifically set forth in this Settlement Agreement. All prior discussions and negotiations, whether written or verbal, have been and are merged and integrated into and are superseded by this Settlement Agreement.
17. Notices
     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

If to ACN or Weigand:	American Communications Network, Inc. 13620 Reese Blvd E, Suite 400 Huntersville, NC 28078 Attention: General Counsel Facsimile: (702) 632-8072

If to Commerce:	Commerce Energy Group, Inc. 600 Anton Boulevard, Suite 2000 Costa Mesa, California 92626 Attention: General Counsel Facsimile: (714) 481-6589
     Such addresses and facsimile numbers may be changed from time to time, by means of a notice given in the manner provided above.

18. Publicity; Non-Disparagement
     The only public announcement of this Settlement Agreement (other than any public disclosures required by the federal securities laws and the rules of the American Stock Exchange, including filing a copy of this Settlement Agreement with the Securities and Exchange Commission) shall be made by Commerce (the “Announcement”), which shall be consistent in all material respects with Exhibit A hereto. Disclosures by ACN to its employees and sales agents may also make reference to the foregoing, and no Party shall make any public statement or statement to any third party except (a) statements wholly consistent with the substance and tenor of the Announcement and (b) statements that are not disparaging or derogatory about any other Party or, in the case of ACN and Commerce, its products or services. Subject to the requirements of the federal securities laws and the rules of the American Stock Exchange, any changes to the Announcement as attached shall be reasonably agreed to by each of the Parties prior to being issued.
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     IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on June 11, 2007.

COMMERCE ENERGY GROUP, INC.
By:	/s/ STEVEN S. BOSS
	Name:	Steven S. Boss
	Title:	Chief Executive Officer

COMMERCE ENERGY, INC.
By:	/s/ STEVEN S. BOSS
	Name:	Steven S. Boss
	Title:	Chief Executive Officer

AMERICAN COMMUNICATIONS NETWORK, INC.
By:	/s/ CHARLES F. BARKER
	Name:	Charles F. Barker
	Title:	Chief Executive Officer

WEIGAND
/s/ PETER WEIGAND
Peter Weigand

[Signature Page to Settlement Agreement and Mutual Release]

EXHIBIT A
On June 11, 2007, the company and ACN entered into an agreement settling their pending arbitration proceeding and any other disputes between them. Pursuant to the settlement, the parties have mutually released all claims, Commerce will make a cash payment of $3.9 million to ACN and the arbitration will be dismissed. Commerce will not have any future financial or other obligations to ACN, other than customary covenants set forth in the settlement agreement. The $3.9 million arbitration settlement obligation was reflected as a contract arbitration loss in the three month period ended April 30, 2007.
A-1